Offerings - Offering: 1	Nov. 06, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 27,589,727.99
Fee Rate	0.0087%
Amount of Registration Fee	$ 2,400.31
Offering Note	Calculated solely for purposes of determining the amount of the filing fee, based upon the net asset value of North Haven Private Assets Fund as of September 30, 2026.